                                                        Annual Report December 31, 2000

Oppenheimer
Bond Fund

REPORT HIGHLIGHTS

CONTENTS

1	President’s Letter

3	An Interview with Your Fund’s Managers

7	Fund Performance

12	Financial Statements

42	Independent Auditors’ Report

43	Federal Income Tax Information

44	Officers and Trustees

Fund Objective

Oppenheimer Bond Fund seeks a high level of current income. It invests primarily in investment-grade debt securities and U.S. Government securities.

Average Annual Total Returns*
	For the 1-Year Period Ended 12/31/00

	Without	With
	Sales Chg.	Sales Chg.

Class A	5.80%	0.78%

Class B	5.11	0.19

Class C	5.11	4.13

Class Y	7.13	7.13

*	See Notes on page 10 for further details.

PRESIDENT’S LETTER

James C. Swain
Chairman
Oppenheimer
Bond Fund

Bridget A. Macaskill
President
Oppenheimer
Bond Fund

Dear Shareholder,

The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

      In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

      Market conditions shifted dramatically during 2000. When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By midyear, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow—triggering fears of a potential recession. The slowing economy generally hurt the stock market and benefited high quality bonds.

      The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification—the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

      Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001. The Fed, already more concerned about a potential recession than inflation, reversed its monetary

1 OPPENHEIMER BOND FUND

PRESIDENT’S LETTER

policy of the past 18 months by reducing key short-term interest rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a “soft landing.”

      Our current situation has mixed implications for stocks and bonds. While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.

      In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets—but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

      In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds’ past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund’s investment approach. Regardless of the short-term movements of the financial markets, these principles—fundamental parts of The Right Way to Invest—should serve investors well in 2001 and beyond.

Sincerely,

James C. Swain	Bridget A. Macaskill

January 23, 2001

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 OPPENHEIMER BOND FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

PORTFOLIO MANAGEMENT
TEAM (L TO R)
David Negri
John Kowalik

Q. How did Oppenheimer Bond Fund perform during the fiscal year that ended December 31, 2000?

A. Although the broad market indexes point toward a positive year for domestic bonds, those all-inclusive results mask weak or negative performance in most sectors of the market. While Treasury prices climbed sharply, prices for high quality corporate bonds, mortgage-backed securities and agency issues moved only marginally, and suffered by comparison. Only toward year-end did these “spread” sectors begin to close the gap with Treasuries. And high yield securities, whose fates are closely tied to their issuers’ stock prices, were generally dragged down by a slumping stock market.

      While this challenging scenario did not make it easy for Oppenheimer Bond Fund, we are nevertheless disappointed with its total return for the period.

What caused the widening gap between “spread product” and Treasury yields?

It resulted from a combination of rising interest rates, changing investor expectations, and a shrinking supply of Treasury bonds. In February, the Treasury Department began using the federal budget surplus to retire long-term government debt. As the supply of 30-year Treasuries shrank, prices shot up. At the same time, the Federal Reserve Board (the Fed) increased key short-term interest rates, in an effort to restrain economic growth and reduce the threat of higher inflation. These increases raised the cost of borrowing for businesses, thus keeping yields high (and prices low) in other market sectors.

3 OPPENHEIMER BOND FUND

AN INTERVIEW WITH YOUR FUND’S MANAGERS

Average Annual
Total Returns with Sales Charge

For the Periods Ended 12/31/00[1]

Class A

1-Year	5-Year	10-Year

0.78%	3.87%	6.59%

Class B		Since

1-Year	5-Year	Inception

0.19%	3.79%	4.67%

Class C		Since

1-Year	5-Year	Inception

4.13%	4.10%	4.44%

Class Y		Since

1-Year	5-Year	Inception

7.13%	N/A	3.73%

      As we approached midyear, there were intermittent signs of economic slowing. Meanwhile, despite sharply rising oil prices, inflation remained relatively moderate. Reassured by this, investors allowed Treasury prices to continue their upward drift. However, it was not until the second half of the year, when Federal Reserve data confirmed the slowdown, that other bond-market sectors rallied. Believing that the Fed had taken the “fight” out of inflation and might cease its interest rate increases, investors allowed short-term yields, as well as yields on most longer term “spread products,” to subside.

How did these events affect the Fund?

The Fund seeks high current income, primarily by investing in higher yielding and/or longer maturity corporate and agency bonds. Since the yields on long-term bonds in most sectors remained relatively high compared to Treasury yields, the Fund produced considerable levels of income. However, because bond yields and bond prices move in opposite directions, the persistently high yields generally eroded the value of our corporate and agency holdings.

Specifically, what happened in the high yield sector?

High yield corporate bonds are deeply affected by interest rates and the direction of the stock market. During 2000, both factors worked against this sector. Rising interest rates triggered worries about whether companies could generate enough profit to pay their debts. Bankers responded with more stringent lending criteria, making it harder for companies to obtain loans. And the stock market, after peaking in March, retreated and remained beleaguered by inflation and profit worries. With nowhere to turn, companies needing capital for growth suffered. Among the hardest hit were telecommunications companies, many of whose stocks and high yield bonds lost value. Fortunately, the Fund had a relatively small investment in telecom issues.

1.	See notes on page 10 for further details.

4 OPPENHEIMER BOND FUND

STANDARDIZED YIELDS[2]

For the 30 Days Ended 12/31/00

Class A	6.71%

Class B	6.29

Class C	6.29

Class Y	7.29

Did you make any changes to the portfolio during the year?

When corporate and Treasury yields went their separate ways, we recognized that long-term corporate bonds were in for a rough time. So we opted to reduce our exposure there and transferred assets to intermediate-term corporate bonds, which were providing virtually the same yield but with less interest rate sensitivity.

      We also added commercial mortgage-backed securities (CMBS). These were lower rated but still investment-grade securities that generally outperformed similarly rated corporate bonds during the period. CMBS allow investors to receive the principal and interest payments from a group of loans that are issued to many different companies and are secured by the companies’ real estate. With the high yield market in a shambles, investors increasingly turned to CMBS as an alternative, and our holdings in this area performed very well.

What is your outlook for the domestic bond markets?

Now that the economy has slowed down, we see no compelling reasons why it should speed up again anytime soon. Nor do we expect economic growth to come to a screeching halt. There are some inflationary pressures, namely higher energy prices but unless these are passed along to customers in the form of higher prices for products, we don’t think they will trigger more interest rate hikes by the Fed. So, we expect the markets for the “spread” products in which we invest to continue to improve. In the interim, we will continue to take advantage of temporary market weaknesses and prepare the portfolio for better times. We will remain patient and committed to our disciplined investment approach, both of which are important parts of The Right Way to Invest.

2.	Standardized yield is based on net investment income for the 30-day period ended December 31, 2000. Falling share prices will tend to artificially raise yields.

5 OPPENHEIMER BOND FUND

Corporate Bonds & Notes—Top Ten Industries[4]

Financial	26.6%

Media Entertainment: Telecommunications	6.8

Utility	5.7

Service	2.8

Chemicals	2.0

Media/Entertainment: Broadcasting	1.7

Information Technology	1.6

Media/Entertainment: Wireless Communications	1.4

Media/Entertainment: Cable/Wireless Video	1.2

Energy	1.1

Top Five Holdings by Issuer[3]

Federal National Mortgage Assn	14.9%

U.S. Treasury	8.8

Federal Home Loan Mortgage Corp.	6.1

Rothmans Nederland Holdings BV	2.6

British Telecommunications plc	2.3

3.	Portfolio is subject to change. Percentages are as of December 31, 2000, and are based on total market value of investments.

4.	Portfolio is subject to change. Percentages are as of December 31, 2000, and are based on net assets.

6 OPPENHEIMER BOND FUND

FUND PERFORMANCE

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund’s performance during its fiscal year ended December 31, 2000, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.

Management’s discussion of performance. During the fiscal year that ended December 31, 2000, Oppenheimer Bond Fund’s performance reflected a challenging investment environment. Spurred by a program to repurchase long-term government debt, 30-year Treasury bonds gained value during the period. Meanwhile, bonds in other market sectors generally lost value in the first half of the year, as interest rates hikes instituted by the Federal Reserve kept upward pressure on their yields. This effect was greatest for high yield corporate bonds. In the second half of the year, a sharp drop in the rate of economic expansion, combined with moderate inflation rates, boosted investor confidence. Yields outside the long-term Treasury sector dropped. “Spread” products rallied but still underperformed Treasury securities. Against this backdrop, strong performance by the Fund’s Treasury investments partially offset poor results for its corporate, agency and high yield bonds. At midyear, a portion of the long-term corporate bond holdings were sold, and the assets reinvested in intermediate-term bonds and commercial mortgage-backed securities. The latter performed very well, but the gains were insufficient to compensate for losses elsewhere in the portfolio.

Comparing the Fund’s performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class Y shares of the Fund. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.

      The Fund’s performance is compared to the performance of Lehman Brothers Corporate Bond Index, a broad-based, unmanaged index of publicly issued non-convertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund’s performance reflects the effects of Fund’s business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments in the index.

7 OPPENHEIMER BOND FUND

FUND PERFORMANCE

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Bond Fund (Class A)

Lehman Brothers Corporate Bond Index

Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Bond Fund (Class B)

Lehman Brothers Corporate Bond Index

1.	See page 10 for further details.

8 OPPENHEIMER BOND FUND

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Bond Fund (Class C)

Lehman Brothers Corporate Bond Index

Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Oppenheimer Bond Fund (Class Y)

Lehman Brothers Corporate Bond Index

The performance information for the Lehman Brothers Corporate Bond Index begins on 12/31/90 for Class A, 4/30/93 for Class B, 6/30/95 for Class C and 4/30/98 for Class Y.

1.	See page 10 for further details.

Past performance is not predictive of future performance. Graphs are not drawn to same scale.

9 OPPENHEIMER BOND FUND

NOTES

In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund’s performance may be subject to substantial short-term changes. For updates on the Fund’s performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not show the effects of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Class A shares were first publicly offered on 4/15/88. The Fund’s maximum sales charge for Class A shares was lower prior to 3/29/91, so actual performance may have been higher. Unless otherwise noted, Class A returns include the current maximum initial sales charge of 4.75%.

Class B shares of the Fund were first publicly offered on 5/3/93. Unless otherwise noted, Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the life-of-class return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 7/11/95. Unless otherwise noted, Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 4/27/98. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.

10 OPPENHEIMER BOND FUND

Financials

11 OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS December 31, 2000

	Principal	Market Value
	Amount	See Note 1

Asset-Backed Securities—4.3%

Dayton Hudson Credit Card Master Trust, Asset-Backed Certificates, Series 1997-1, Cl. A, 6.25%, 8/25/05	$125,000	$125,781

Delta Funding Home Equity Loan Trust, Home Equity Loan Asset-Backed Certificates, Series 2000-2, Cl. B, 8.36%, 8/15/30	2,931,000	2,550,886

IROQUOIS Trust, Asset-Backed Amortizing Nts., Series 1997-2, Cl. A, 6.752%, 6/25/07[1]	82,211	82,645

Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates, Series 1997-RR, Cl. F, 7.771%, 4/30/39[1]	400,021	241,888

NC Finance Trust, Collateralized Mtg. Obligations, Series 1999-I, Cl. ECFD, 8.75%, 12/25/28	6,468,226	5,878,001

Olympic Automobile Receivables Trust, Automobile Receivables-Backed Nts., Series 1997-A, Cl. A-5, 6.80%, 2/15/05[1]	150,000	150,211

Option One Mortgage Trust, Collateralized Mtg. Obligations:

Series 1999-1A, 10.06%, 3/26/29[1]	2,353,663	2,276,434

Series 1999-3, Cl. BB, 10.80%, 12/15/29	2,141,589	2,116,827

Total Asset-Backed Securities (Cost $13,983,383)		13,422,673

Mortgage-Backed Obligations—38.0%

Government Agency—24.7%

FHLMC/FNMA/SPONSORED—24.1%

Federal Home Loan Mortgage Corp.:

9%, 3/1/17	173,964	181,849

12.50%, 4/1/14	10,012	11,349

13.50%, 11/1/10	21,180	24,342

Federal Home Loan Mortgage Corp., Collateralized Mtg. Obligations, Gtd. Multiclass Mtg. Participation Certificates:

Series 151, Cl. F, 9%, 5/15/21	423,847	447,820

Series 1711, Cl. EA, 7%, 3/15/24	200,000	201,250

Series 1714, Cl. M, 7%, 8/15/23	1,000,000	1,004,370

Federal Home Loan Mortgage Corp., Gtd. Multiclass Mtg. Participation Certificates:

6%, 3/1/09	165,347	164,934

Series 1843, Cl. VB, 7%, 4/15/03	85,000	85,744

Series 1849, Cl. VA, 6%, 12/15/10	102,767	102,510

Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 2054, Cl. TE, 6.25%, 4/15/24	850,000	838,041

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:

Series 197, Cl. IO, 9.16%, 4/1/28[2]	7,112,199	1,911,959

Series 202, Cl. IO, 9.33%, 4/1/29[2]	63,506,025	16,700,100

Series 1583, Cl. IC, 5.82%, 1/15/20[2]	177,072	10,346

Series 1661, Cl. PK, 0.01%, 11/15/06[2]	18,141	3

12 OPPENHEIMER BOND FUND

	Principal	Market Value
	Amount	See Note 1

FHLMC/FNMA/Sponsored Continued

Federal National Mortgage Assn.:

6%, 12/1/03	$74,714	$74,199

6%, 1/25/15[3]	10,500,000	10,365,495

6.50%, 4/1/26	124,156	122,682

7%, 1/1/09-11/1/25	459,649	464,291

7.50%, 1/25/28[3]	39,200,000	39,775,848

7.50%, 2/1/08-3/1/08	173,539	177,662

Federal National Mortgage Assn., Collateralized Mtg. Obligations, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:

Trust 1992-34, Cl. G, 8%, 3/25/22[4]	540,000	566,152

Trust 1993-190, Cl. Z, 5.85%, 7/25/08	21,143	21,051

Federal National Mortgage Assn., Gtd. Mtg. Pass-Through Certificates, 8%, 8/1/17	113,976	116,696

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security, Trust 294, Cl. 2, 9.33%, 2/1/28[2]	6,449,107	1,571,970

		74,940,663

GNMA/Guaranteed—0.6%

Government National Mortgage Assn.:

6.75%, 7/20/25	316,944	320,164

7%, 7/15/09	148,901	151,874

7.75%, 7/20/27	74,120	74,816

8%, 6/15/05-10/15/06	611,405	625,974

9%, 2/15/09-6/15/09	171,330	178,908

10%, 11/15/09	80,607	84,343

10.50%, 12/15/17-5/15/21	156,075	172,513

11%, 10/20/19	306,127	333,434

12%, 5/15/14	860	980

13%, 12/15/14	11,711	13,571

		1,956,577

Private—13.3%

Commercial—11.9%

AMRESCO Commercial Mortgage Funding I Corp., Multiclass Mtg. Pass-Through Certificates, Series 1997-C1, Cl. G, 7%, 6/17/29[1]	150,000	126,469

Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates:

Series 1997-D4, Cl. B1, 7.525%, 4/14/29[5]	333,000	268,039

Series 1997-D4, Cl. B2, 7.525%, 4/14/29[5]	333,000	258,777

Series 1997-D4, Cl. B3, 7.525%, 4/14/29[5]	334,000	238,575

Series 1997-D5, Cl. B1, 6.93%, 2/14/41	2,000,000	1,304,063

Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D5, Cl. PS1, 8.08%, 2/14/41[2]	5,999,714	487,008

Capital Lease Funding Securitization LP, Interest-Only Corporate-Backed Pass-Through Certificates, Series 1997-CTL1, 9.58%, 6/22/24[1,2]	12,580,587	459,978

CBA Mortgage Corp., Mtg. Pass-Through Certificates, Series 1993-C1, Cl. E, 6.72%, 12/25/03[1,5]	250,000	231,328

13 OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued
	Principal	Market Value
	Amount	See Note 1

Commercial Continued
COMM Bonds, Series 2000-FL2A, Cl. J-NS, 8.92%, 7/15/02[5]	$1,400,000	$1,397,375

Commercial Mortgage Acceptance Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1996-C1, Cl. X-2, 42.48%, 12/25/20 [1,2]	13,039,373	83,533

Commercial Mortgage Asset Trust, Commercial Mtg. Pass-Through Certificates, Series 1999-C1, Cl. C, 7.35%, 8/17/13	362,600	370,645

CRIIMI MAE Commercial Mortgage Trust I, Collateralized Mtg. Obligations:

Series 1998-C1, Cl. A1, 7%, 11/2/06[6]	1,812,000	1,726,072

Series 1998-C1, Cl. A2, 7%, 3/2/11[6]	5,250,000	4,889,883

CS First Boston Mortgage Securities Corp., Mtg. Pass-Through Certificates:

Series 1998-C1, Cl. F, 6%, 5/17/40[1]	2,500,000	1,610,156

Series 1999-C1, Cl. C, 7.683%, 9/15/09[5]	3,500,000	3,680,469

FDIC Trust, Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:

Series 1994-C1, Cl. 2D, 8.70%, 9/25/25	1,000,000	1,000,313

Series 1994-C1, Cl. 2E, 8.70%, 9/25/25	1,000,000	978,438

First Chicago/Lennar Trust 1, Commercial Mtg. Pass-Through Certificates:

Series 1997-CHL1, Cl. D, 8.001%, 5/25/08[1,5]	750,000	636,797

Series 1997-CHL1, Cl. E, 8.124%, 2/25/11[1,5]	750,000	560,391

General Motors Acceptance Corp., Collateralized Mtg. Obligations, Series 1998-C1, Cl. E, 7.09%, 3/15/11[5]	1,500,000	1,457,344

GMAC Commercial Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 1997-C2, Cl. F, 6.75%, 4/16/29	1,000,000	610,938

LB-UBS Securities Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2000-C3, Cl. C, 7.95%, 2/15/10	3,137,400	3,394,765

Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates:

Series 1996-C1, Cl. E, 7.398%, 3/15/06[1,5]	1,100,000	979,859

Series 1997-HF1, Cl. F, 6.86%, 2/15/10[1]	225,000	191,531

Series 1997-RR, Cl. E, 7.772%, 4/30/39[1,5]	400,021	283,890

Mortgage Capital Funding, Inc., Commercial Mtg. Pass-Through Certificates, Series 1997-MC1, Cl. F, 7.452%, 5/20/07[1]	254,890	220,958

Mortgage Capital Funding, Inc., Multifamily Mtg. Pass-Through Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06[6]	2,250,000	1,990,547

NationsBank Trust, Lease Pass-Through Certificates, Series 1997A-1, 7.442%, 1/10/11[5]	479,346	471,857

Nomura Asset Securitization Corp., Commercial Mtg. Pass-Through Certificates, Series 1998-D6, Cl. A3, 6.992%, 3/17/28[5]	2,625,000	2,665,195

Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates, Series 1995-C1, Cl. D, 6.90%, 2/25/27	2,500,000	2,465,820

14 OPPENHEIMER BOND FUND

	Principal	Market Value
	Amount	See Note 1

Commercial Continued
Salomon Brothers Mortgage Securities VII, Commercial Mtg. Pass-Through Certificates, Series 1996-C1, Cl. E1, 8.90%, 1/20/28[5]	$700,000	$671,125

Structured Asset Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2000-C2, Cl. K, 8.436%, 3/20/03[1,5]	1,310,330	1,308,283

		37,020,421

Multi-Family—0.1%

CMC Securities Corp. I, Collateralized Mtg. Obligations, Series 1993-D, Cl. D-3, 10%, 7/25/23	20,390	20,390

Countrywide Funding Corp., Mtg. Pass-Through Certificates, Series 1994-10, Cl. A3, 6%, 5/25/09	250,000	248,438

		268,828

Other—0.0%

Salomon Brothers Mortgage Securities VI, Interest-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. B, (25)%, 10/23/17[1,2]	44,334	12,289

Salomon Brothers Mortgage Securities VI, Principal-Only Stripped Mtg.-Backed Security, Series 1987-3, Cl. A, 21.10%, 10/23/17[7]	65,607	55,745

		68,034

Residential—1.3%

GE Capital Mortgage Services, Inc., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates, Series 1994-7, Cl. A18, 6%, 2/25/09	198,885	189,439

Residential Funding Mortgage Securities I, Inc., Mtg. Pass-Through Certificates, Series 1993-S10, Cl. A9, 8.50%, 2/25/23	58,357	58,923

Ryland Mortgage Securities Corp. III, Sub. Bonds, Series 1992-A, Cl. 1A, 8.256%, 3/29/30[5]	136,516	131,056

Salomon Brothers Mortgage Securities VII, Commercial Mtg. Pass-Through Certificates, Series 1996-B, Cl. 1, 7.136%, 4/25/26[1]	1,849,171	1,287,486

Washington Mutual Finance Corp., Collateralized Mtg. Obligations, Series 2000-1, Cl. B1, 10.618%, 1/25/40	2,450,000	2,401,000

		4,067,904

Total Mortgage-Backed Obligations (Cost $122,768,638)		118,322,427

U.S. Government Obligations—10.0%

U.S. Treasury Bonds, 6.125%, 8/15/29	12,320,000	13,421,112

U.S. Treasury Nts.:

5.75%, 11/15/05	1,095,000	1,130,973

5.75%, 8/15/10	13,540,000	14,194,795

6.625%, 5/15/07	2,350,000	2,535,504

Total U.S. Government Obligations (Cost $29,868,107)		31,282,384

Foreign Government Obligations—1.2%

Quebec (Province of) Debs., 7.50%, 9/15/29 (Cost $3,380,236)	3,400,000	3,648,880

15 OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued
	Principal	Market Value
	Amount	See Note 1

Loan Participations—0.7%

Ferrell Cos., Inc., 10.64% Sr. Sec. Loan Participation Nts., Series B, 6/17/06[1,5]	$1,644,932	$1,616,146

Shoshone Partners Loan Trust Sr. Nts., 8.507%, 4/28/02 (representing a basket of reference loans and a total return swap between Chase Manhattan Bank and the Trust)[1,5]	750,000	573,014

Total Loan Participations (Cost $2,382,450)		2,189,160

Corporate Bonds and Notes—55.5%

Aerospace/Defense—0.3%

Atlas Air, Inc. Pass-Through Certificates, Series 1998-1, 8.01%, 1/2/10	870,006	888,198

Loral Space & Communications Ltd., 9.50% Sr. Nts., 1/15/06	100,000	67,500

SC International Services, Inc., 9.25% Sr. Sub. Nts., Series B, 9/1/07	100,000	96,500

		1,052,198

Chemicals—2.0%

Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09	200,000	198,500

Morton International, Inc., 9.25% Credit Sensitive Nts., 6/1/20	85,000	98,845

NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03	492,000	499,380

Pioneer Americas Acquisition Corp., 9.25% Sr. Nts., 6/15/07[8]	100,000	18,500

Polymer Group, Inc., 9% Sr. Unsec. Sub. Nts., Series B, 7/1/07	150,000	99,750

PPG Industries, Inc., 9% Debs., 5/1/21	85,000	93,703

Sterling Chemicals, Inc., 12.375% Sr. Sec. Nts., Series B, 7/15/06	200,000	185,000

Union Carbide Corp., 6.70% Nts., 4/1/09	5,100,000	5,067,564

		6,261,242

Consumer Durables—0.0%

Icon Health & Fitness, Inc., 12% Unsec. Nts., 7/15/05[1]	111,000	61,050

Consumer Non-Durables—0.1%

Boyds Collection Ltd. (The), 9% Sr. Unsec. Sub. Nts., Series B, 5/15/08	390,000	370,987

Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts., 7/1/08[8]	145,000	5,075

		376,062

Energy—1.1%

Gothic Production Corp., 11.125% Sr. Sec. Nts., Series B, 5/1/05	350,000	376,250

Gulf Canada Resources Ltd., 8.25% Sr. Nts., 3/15/17[1]	75,000	76,125

Louisiana Land & Exploration Co., 7.65% Debs., 12/1/23	100,000	99,187

McDermott, Inc., 9.375% Nts., 3/15/02	100,000	88,371

Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08	200,000	171,000

RBF Finance Co., 11% Sr. Sec. Nts., 3/15/06	245,000	284,812

Stone Energy Corp., 8.75% Sr. Sub. Nts., 9/15/07	300,000	304,500

TXU Australia Holdings Corp., 6.75% Sr. Unsec. Nts., 12/1/06[6]	2,000,000	1,931,678

Williams Holdings of Delaware, Inc., 6.25% Sr. Unsec. Debs., 2/1/06	100,000	98,384

		3,430,307

16 OPPENHEIMER BOND FUND

	Principal	Market Value
	Amount	See Note 1

Financial—26.6%

Aetna, Inc., 8% Debs., 1/15/17	$553,000	$550,761

American General Institutional Capital, 8.125% Bonds, Series B, 3/15/46[6]	75,000	72,227

Barclays Bank plc, 8.55% Bonds, 9/29/49[6]	4,750,000	4,990,141

BCI U.S. Funding Trust I, 8.01% Bonds, 12/29/49[6]	3,500,000	3,316,908

CIT Group, Inc. (The):

7.375% Unsec. Unsub. Nts., 3/15/03	525,000	531,216

7.50% Nts., 11/14/03	3,500,000	3,548,842

7.625% Sr. Unsec. Nts., 8/16/05	2,800,000	2,851,335

Citigroup, Inc., 7.25% Sub. Nts., 10/1/10	5,000,000	5,160,830

First Industrial LP, 7.15% Bonds, 5/15/27	75,000	75,110

ForeningsSparbanken AB (Swedbank), 7.50% Unsec. Sub. Nts., 11/29/49[5]	4,550,000	4,474,065

Heller Financial, Inc., 8% Sr. Unsec. Nts., 6/15/05	6,300,000	6,550,343

Household Finance Corp., 8% Nts., 5/9/05	6,000,000	6,303,150

HVB Fund Trust III, 9% Bonds, 10/22/31[6]	7,000,000	6,804,840

ING Capital Funding Trust III, 8.439% Bonds, 12/29/49	1,400,000	1,427,171

KBC Bank Fund Trust III, 9.86% Bonds, 11/29/49[5,6]	5,691,000	6,141,972

Lehman Brothers Holdings, Inc., 8.25% Unsec. Nts., 6/15/07	5,750,000	6,040,041

Merrill Lynch & Co., Inc., 6.80% Medium-Term Nts., Series B, 11/3/03	5,250,000	5,296,825

Nisource Finance Corp., 7.625% Sr. Unsec. Nts., 11/15/05[6]	6,000,000	6,242,652

Ocwen Capital Trust I, 10.875% Capital Nts., 8/1/27[1]	300,000	178,500

Popular North America, Inc. 6.80% Medium-Term Nts., Series C, 12/21/05	3,100,000	3,050,942

Rothmans Nederland Holdings BV, 6.875% Sr. Unsec. Unsub. Nts., 5/6/08	9,900,000	9,204,525

		82,812,396

Food/Tobacco—0.2%

Canandaigua Brands, Inc., 8.625% Sr. Unsec. Nts., 8/1/06	300,000	306,750

SmithField Foods, Inc., 7.625% Sr. Unsec. Sub. Nts., 2/15/08	250,000	234,687

		541,437

Forest Products/Containers—0.1%

Kimberly-Clark Corp., 7.875% Debs., 2/1/23	85,000	86,861

Riverwood International Corp., 10.625% Sr. Unsec. Nts., 8/1/07	200,000	201,000

		287,861

Gaming/Leisure—0.8%

Capstar Hotel Co., 8.75% Sr. Sub. Nts., 8/15/07	150,000	139,875

HMH Properties, Inc., 8.45% Sr. Nts., Series C, 12/1/08	900,000	877,500

Horseshoe Gaming LLC, 9.375% Sr. Sub. Nts., 6/15/07	100,000	100,750

Intrawest Corp., 9.75% Sr. Nts., 8/15/08	250,000	252,500

Meristar Hospitality Corp., 8.75% Sr. Unsec. Sub. Nts., 8/15/07	700,000	644,000

17 OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued
	Principal	Market Value
	Amount	See Note 1

Gaming/Leisure Continued

Mohegan Tribal Gaming Authority:

8.125% Sr. Nts., 1/1/06	$200,000	$201,500

8.75% Sr. Unsec. Sub. Nts., 1/1/09	100,000	100,375

Premier Parks, Inc., 9.75% Sr. Nts., 6/15/07	200,000	195,000

Station Casinos, Inc., 9.75% Sr. Sub. Nts., 4/15/07	150,000	152,625

		2,664,125

Healthcare—0.4%

Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08	150,000	136,875

ICN Pharmaceuticals, Inc.:

8.75% Sr. Nts., 11/15/08[1]	125,000	125,625

9.75% Sr. Nts., 11/15/08[6]	140,000	140,700

Imcera Group, Inc., 6% Nts., 10/15/03	500,000	498,876

Tenet Healthcare Corp., 8.625% Sr. Sub. Nts., 1/15/07	400,000	411,500

		1,313,576

Housing—0.4%

Building Materials Corp. of America, 8% Sr. Unsec. Nts., 12/1/08	200,000	51,000

D.R. Horton, Inc.:

8% Sr. Nts., 2/1/09	300,000	271,500

9.75% Sr. Sub. Nts., 9/15/10	300,000	283,500

Nortek, Inc.:

9.125% Sr. Unsec. Nts., Series B, 9/1/07	250,000	226,875

9.25% Sr. Nts., Series B, 3/15/07	450,000	412,875

		1,245,750

Information Technology—1.6%

Communications & Power Industries, Inc., 12% Sr. Sub. Nts., Series B, 8/1/05	500,000	350,000

Details, Inc., 10% Sr. Sub. Nts., Series B, 11/15/05	200,000	185,000

EchoStar Broadband Corp., 10.375% Sr. Nts., 10/1/07[6]	600,000	592,500

Fisher Scientific International, Inc.:

9% Sr. Unsec. Sub. Nts., 2/1/08	175,000	163,188

9% Sr. Unsec. Sub. Nts., 2/1/08	50,000	46,625

Sun Microsystems, Inc., 7.65% Sr. Unsec. Nts., 8/15/09	3,500,000	3,654,718

		4,992,031

Manufacturing—0.2%

AMC Entertainment, Inc., 9.50% Sr. Unsec. Sub. Nts., 2/1/11	150,000	87,375

Grove Worldwide LLC, 9.25% Sr. Sub. Nts., 5/1/08	100,000	9,500

Hydrochem Industrial Services, Inc., 10.375% Sr. Sub. Nts., 8/1/07	150,000	113,250

Roller Bearing Co. of America, Inc., 9.625% Sr. Sub. Nts., Series B, 6/15/07	300,000	265,500

Terex Corp., 8.875% Sr. Unsec. Sub. Nts., Series C, 4/1/08	150,000	129,938

		605,563

18 OPPENHEIMER BOND FUND

	Principal	Market Value
	Amount	See Note 1

Media/Entertainment: Broadcasting—1.7%

AMFM Operating, Inc., 12.625% Sr. Sub. Debs., Series E, 10/31/06[9]	$24,000	$26,700

British Sky Broadcasting Group plc, 8.20% Sr. Unsec. Nts., 7/15/09	3,500,000	3,316,478

Chancellor Media Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 6/15/07	1,200,000	1,236,000

Emmis Communications Corp., 8.125% Sr. Unsec. Sub. Nts., Series B, 3/15/09	300,000	279,000

Young Broadcasting, Inc.:

8.75% Sr. Sub. Debs., 6/15/07	300,000	273,375

9% Sr. Sub. Nts., Series B, 1/15/06	400,000	372,000

		5,503,553

Media/Entertainment: Cable/Wireless Video—1.2%

Adelphia Communications Corp.:

8.375% Sr. Nts., Series B, 2/1/08	700,000	605,500

9.25% Sr. Nts., 10/1/02	150,000	147,000

Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., 8.25% Sr. Unsec. Nts., 4/1/07	1,500,000	1,365,000

Diamond Holdings plc, 9.125% Sr. Nts., 2/1/08[1]	100,000	82,000

EchoStar DBS Corp., 9.375% Sr. Unsec. Nts., 2/1/09	750,000	731,250

Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts., 10/1/09	300,000	299,250

NTL Communications Corp., 11.50% Sr. Unsec. Nts., Series B, 10/1/08	400,000	355,000

NTL, Inc., 10% Sr. Nts., Series B, 2/15/07	100,000	86,750

		3,671,750

Media/Entertainment: Diversified Media—0.3%

Imax Corp., 7.875% Sr. Nts., 12/1/05[1]	400,000	220,000

Lamar Advertising Co., 8.625% Sr. Sub. Nts., 9/15/07	400,000	403,000

Lamar Media Corp., 9.625% Sr. Unsec. Sub. Nts., 12/1/06	150,000	155,250

Mail-Well I Corp., 8.75% Sr. Unsec. Sub. Nts., Series B, 12/15/08	135,000	95,175

		873,425

Media/Entertainment: Telecommunications—6.8%

AT&T Corp., 5.625% Nts., 3/15/04	5,250,000	5,018,118

British Telecommunications plc, 8.625% Bonds, 12/15/30	3,500,000	3,513,881

Cable & Wire Optus Ltd., 8.125% Nts., 6/15/09[6]	4,750,000	5,181,333

COLT Telecom Group plc, 0%/12% Sr. Unsec. Disc. Nts., 12/15/06[10]	350,000	318,500

Exodus Communications, Inc., 11.625% Sr. Nts., 7/15/10[6]	300,000	268,500

International CableTel, Inc., 0%/11.50% Sr. Deferred Coupon Nts., Series B, 2/1/06[10]	750,000	656,250

Level 3 Communications, Inc., 11% Sr. Unsec. Nts., 3/15/08	250,000	221,250

Metromedia Fiber Network, Inc., 10% Sr. Unsec. Nts., Series B, 11/15/08	350,000	292,250

PSINet, Inc., 11.50% Sr. Unsec. Nts., 11/1/08	350,000	96,250

Qwest Communications International, Inc., 0%/8.29% Sr. Unsec. Disc. Nts., Series B, 2/1/08[10]	400,000	349,546

Teleglobe, Inc., 7.70% Unsec. Debs., 7/20/29	4,275,000	4,235,042

Versatel Telecom International BV, 11.875% Sr. Nts., 7/15/09[EUR]	250,000	152,571

19 OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued
	Principal	Market Value
	Amount	See Note 1

Media/Entertainment: Telecommunications Continued

WAM!NET, Inc., 0%/13.25% Sr. Unsec. Disc. Nts., Series B, 3/1/05[10]	$400,000	$94,000

XO Communications, Inc.:

9% Sr. Unsec. Nts., 3/15/08	150,000	116,250

9.625% Sr. Nts., 10/1/07	900,000	724,500

		21,238,241

Media/Entertainment: Wireless Communications—1.4%

Arch Communications, Inc., 12.75% Sr. Nts., 7/1/07	100,000	34,500

Crown Castle International Corp., 10.75% Sr. Nts., 8/1/11	600,000	627,000

Geotek Communications, Inc., 12% Cv. Sr. Sub. Nts., 2/15/01[8,11]	25,000	—

Nextel Communications, Inc., 9.375% Sr. Unsec. Nts., 11/15/09	400,000	374,000

Omnipoint Corp., 11.50% Sr. Nts., 9/15/09[6]	350,000	393,750

Orion Network Systems, Inc., 0%/12.50% Sr. Disc. Nts., 1/15/07[1,10]	200,000	53,000

Pinnacle Holdings, Inc., 0%/10% Sr. Unsec. Disc. Nts., 3/15/08[10]	200,000	107,000

Price Communications Wireless, Inc., 9.125% Sr. Sec. Nts., Series B, 12/15/06	500,000	508,750

Real Time Data Co., 13% Disc. Nts., 5/31/09[6,9]	447,513	461,332

Rural Cellular Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08	500,000	462,500

SBA Communications Corp., 0%/12% Sr. Unsec. Disc. Nts., 3/1/08[10]	800,000	624,000

Spectrasite Holdings, Inc., 0%/12% Sr. Disc. Nts., 7/15/08[10]	300,000	186,000

VoiceStream Wireless Corp., 10.375% Sr. Unsec. Nts., 11/15/09	429,393	462,135

		4,293,967

Metals/Minerals—0.7%

AK Steel Corp.:

7.875% Sr. Unsec. Nts., 2/15/09	500,000	446,250

9.125% Sr. Nts., 12/15/06	1,055,000	1,010,163

Great Lakes Carbon Corp., 10.25% Sr. Sub. Nts., Series B, 5/15/08[1]	250,000	130,625

International Utility Structures, Inc., 10.75% Sr. Sub. Nts., 2/1/08[1]	175,000	119,875

National Steel Corp., 9.875% First Mtg. Bonds, Series D, 3/1/09	200,000	81,000

P&L Coal Holdings Corp., 9.625% Sr. Sub. Nts., Series B, 5/15/08	300,000	300,375

		2,088,288

Retail—0.3%

Amazon.com, Inc., 0%/10% Sr. Unsec. Disc. Nts., 5/1/08[10]	200,000	102,000

Finlay Enterprises, Inc., 9% Debs., 5/1/08	100,000	87,500

Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 5/1/08	200,000	179,000

May Department Stores Co., 10.625% Debs., 11/1/10	405,000	497,174

		865,674

20 OPPENHEIMER BOND FUND

	Principal	Market Value
	Amount	See Note 1

Service—2.8%

Allied Waste North America, Inc.:

7.875% Sr. Unsec. Nts., Series B, 1/1/09	$300,000	$279,750

10% Sr. Unsec. Sub. Nts., Series B, 8/1/09	200,000	189,500

Arvin Industries, Inc., 6.75% Nts., 3/15/08	500,000	409,006

Dyncorp, Inc., 9.50% Sr. Sub. Nts., 3/1/07[1]	250,000	206,250

Harcourt General, Inc., 7.30% Sr. Debs., 8/1/97	4,175,000	3,268,336

Protection One, Inc., 7.375% Sr. Unsec. Nts., 8/15/05[1]	300,000	193,500

Safety-Kleen Corp., 9.25% Sr. Unsec. Nts., 5/15/09[1,8,11]	500,000	7,500

URS Corp., 12.25% Sr. Sub. Nts., Series B, 5/1/09	500,000	504,375

USI American Holdings, Inc., 7.25% Sr. Nts., Series B, 12/1/06	80,000	79,681

UST, Inc., 8.80% Sr. Unsec. Nts., 3/15/05	3,500,000	3,554,394

		8,692,292

Transportation—0.8%

Amtran, Inc., 9.625% Nts., 12/15/05[1]	200,000	167,000

Atlas Air, Inc.:

9.375% Sr. Unsec. Nts., 11/15/06	1,000,000	985,000

10.75% Sr. Nts., 8/1/05	125,000	129,375

Federal-Mogul Corp., 7.375% Nts., 1/15/06	375,000	60,000

Great Lakes Dredge & Dock Corp., 11.25% Sr. Unsec. Sub. Nts., 8/15/08	150,000	149,250

Hayes Wheels International, Inc., 11% Sr. Sub. Nts., 7/15/06	200,000	151,000

Johnson Controls, Inc., 7.70% Debs., 3/1/15	500,000	520,277

Navigator Gas Transport plc, 10.50% First Priority Ship Mtg. Nts., 6/30/07[6]	300,000	148,500

Oxford Automotive, Inc., 10.125% Sr. Unsec. Sub. Nts., Series D, 6/15/07	200,000	137,000

Tenneco, Inc., 11.625% Sr. Unsec. Sub. Nts., Series B, 10/15/09	100,000	49,000

Trans World Airlines, Inc., 11.50% Sr. Sec. Nts., 12/15/04	150,000	81,750

		2,578,152

Utility—5.7%

AES Corp. (The), 9.375% Sr. Unsec. Nts., 9/15/10	600,000	616,500

AES Drax Energy Ltd., 11.50% Sr. Sec. Bonds, 8/30/10[6]	400,000	428,000

British Telecommunications plc, 7.625% Nts., 12/15/05	4,700,000	4,760,968

Calpine Corp.:

7.75% Sr. Nts., 4/15/09	350,000	326,594

8.75% Sr. Nts., 7/15/07	185,000	178,228

CMS Energy Corp., 9.875% Sr. Unsec. Nts., 10/15/07	400,000	417,206

Constellation Energy Group, Inc., 7.875% Medium-Term Nts., 4/1/05	4,500,000	4,723,466

South Carolina Electric & Gas Co., 9% Mtg. Bonds, 7/15/06	500,000	551,609

Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17	100,000	100,162

Xcel Energy, Inc., 7% Sr. Unsec. Sub. Nts., 12/1/10	5,600,000	5,562,782

		17,665,515

Total Corporate Bonds and Notes (Cost $175,992,941)		173,114,455

21 OPPENHEIMER BOND FUND

STATEMENT OF INVESTMENTS Continued
		Market Value
	Shares	See Note 1

Preferred Stocks—2.1%

California Federal Preferred Capital Corp., 9.125% Non-Cum. Exchangeable, Series A, Non-Vtg.	140,000	$3,246,250

CRIIMI MAE, Inc., 10.875% Cum. Cv., Series B, Non-Vtg.[11]	13,000	232,050

Northern Rock plc, 8% Sub.[1]	140,000	2,887,500

XO Communications, Inc., 14% Cum. Sr. Exchangeable Redeemable[9]	2,859	86,485

Total Preferred Stocks (Cost $6,635,049)		6,452,285

Common Stocks—0.1%

COLT Telecom Group plc, ADR[11]	2,730	239,558

OpTel, Inc., Non-Vtg.[1,11]	100	1

Pathmark Stores, Inc.[11]	2,867	47,305

Price Communications Corp.[11]	1,657	27,858

Purina Mills, Inc.[11]	2,094	20,024

Star Gas Partners LP	330	5,775

Total Common Stocks (Cost $171,806)		340,521

	Units

Rights, Warrants and Certificates—0.0%

Concentric Network Corp. Wts., Exp. 12/15/07[1]	50	21,519

Dairy Mart Convenience Stores, Inc. Wts., Exp. 12/12/01[1]	333	117

e.spire Communications, Inc. Wts., Exp. 11/1/05[1]	300	1,081

Gothic Energy Corp. Wts.:

Exp. 1/23/03	1,668	—

Exp. 1/23/03[1]	953	9

Exp. 9/1/04	2,800	—

HF Holdings, Inc. Wts., Exp. 9/27/09[1]	1,062	106

ICG Communications, Inc. Wts., Exp. 9/15/05	1,980	252

Long Distance International, Inc. Wts., Exp. 4/13/08[1]	150	15

Loral Space & Communications Ltd. Wts., Exp. 1/15/07[1]	200	1,038

Pathmark Stores, Inc. Wts., Exp. 9/19/10	2,028	9,760

Real Time Data Co. Wts., Exp. 5/31/04[1]	121,440	1,214

Signature Brands USA, Inc. Wts., Exp. 8/15/02[1]	50	7

WAM!NET, Inc. Wts., Exp. 3/1/05[1]	1,200	10,950

Total Rights, Warrants and Certificates (Cost $26,229)		46,068

	Date	Strike	Contracts

Options Purchased—0.1%

U.S. Long Bond Futures, 3/21/01 Call	2/17/01	104.00%	140	236,250

U.S. Treasury Nts. Futures, 5 yr., 3/21/01 Call	2/16/01	103.50	105	73,828

Total Options Purchased (Cost $232,491)				310,078

22 OPPENHEIMER BOND FUND

	Principal	Market Value
	Amount	See Note 1

Repurchase Agreements—2.5%

Repurchase agreement with PaineWebber, Inc., 6.09%, dated 12/29/00, to be repurchased at $7,795,271 on 1/2/01, collateralized by Government National Mortgage Assn., 6.50%-8.50%, 2/15/27-12/20/30, with a value of $9,159,043

(Cost $7,790,000)	$7,790,000	$7,790,000

Total Investments, at Value (Cost $363,231,330)	114.5%	356,918,931

Liabilities in Excess of Other Assets	(14.5)	(45,269,200)

Net Assets	100.0%	$311,649,731

      Footnotes to Statement of Investments

      Principal amount is reported in U.S. Dollars, except for those denoted in the following currency:
      EUR    Euro

1.	Identifies issues considered to be illiquid or restricted—See Note 8 of Notes to Financial Statements.

2.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3.	When-issued security to be delivered and settled after December 31, 2000.

4.	Securities with an aggregate market value of $566,152 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

5.	Represents the current interest rate for a variable or increasing rate security.

6.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $45,721,535 or 14.67% of the Fund’s net assets as of December 31, 2000.

7.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

8.	Issuer is in default.

9.	Interest or dividend is paid in kind.

10.	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

11.	Non-income-producing security.

      See accompanying Notes to Financial Statements.

23 OPPENHEIMER BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

Assets

Investments, at value (cost $363,231,330—see accompanying statement	$356,918,931

Cash	57,860

Receivables and other assets:

Interest, dividends and principal paydowns	5,191,805

Shares of beneficial interest sold	536,599

Other	12,827

Total assets	362,718,022

Liabilities

Payables and other liabilities:

Investments purchased on a when-issued basis	50,012,813

Shares of beneficial interest redeemed	487,337

Transfer and shareholder servicing agent fees	202,184

Distribution and service plan fees	187,609

Daily variation on futures contracts	13,188

Trustees’ compensation	779

Other	164,381

Total liabilities	51,068,291

Net Assets	$311,649,731

Composition of Net Assets

Paid-in capital	$345,571,262

Overdistributed net investment income	(35,046)

Accumulated net realized loss on investments and foreign currency transactions	(27,803,786)

Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(6,082,699)

Net Assets	$311,649,731

24 OPPENHEIMER BOND FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $202,832,882 and 20,708,212 shares of beneficial interest outstanding)	$9.79
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.28

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $83,636,992 and 8,542,921 shares of beneficial interest outstanding)	$9.79

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $24,303,107 and 2,479,966 shares of beneficial interest outstanding)	$9.80

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $876,750 and 89,673 shares of beneficial interest outstanding)	$9.78

    See accompanying Notes to Financial Statements.

25 OPPENHEIMER BOND FUND

STATEMENT OF OPERATIONS For the Year Ended December 31, 2000

Investment Income

Interest	$26,715,749

Dividends	698,995

Total income	27,414,744

Expenses

Management fees	2,308,545

Distribution and service plan fees:

Class A	497,274

Class B	834,244

Class C	226,042

Transfer and shareholder servicing agent fees:

Class A	491,972

Class B	199,567

Class C	53,584

Custodian fees and expenses	36,457

Trustees’ compensation	6,962

Other	244,670

Total expenses	4,899,317

Less expenses paid indirectly	(24,187)

Net expenses	4,875,130

Net Investment Income	22,539,614

Realized and Unrealized Gain (Loss)

Net realized (loss) on:

Investments	(14,964,101)

Closing of futures contracts	(743,350)

Closing and expiration of option contracts written	(391,353)

Foreign currency transactions	(773)

Net realized loss	(16,099,577)

Net change in unrealized appreciation (depreciation) on:

Investments	10,326,806

Translation of assets and liabilities denominated in foreign currencies	(15,506)

Net change	10,311,300

Net realized and unrealized loss	(5,788,277)

Net Increase in Net Assets Resulting from Operations	$16,751,337

      See accompanying Notes to Financial Statements.

26 OPPENHEIMER BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2000	1999

Operations

Net investment income	$22,539,614	$24,602,519

Net realized gain (loss)	(16,099,577)	(9,901,388)

Net change in unrealized appreciation (depreciation)	10,311,300	(21,776,385)
Net change in unrealized appreciation (depreciation)
Net increase (decrease) in net assets resulting from operations	16,751,337	(7,075,254)

Dividends and/or Distributions to Shareholders

Dividends from net investment income:

Class A	(15,456,296)	(17,338,583)

Class B	(5,548,538)	(5,781,656)

Class C	(1,505,221)	(1,471,630)

Class Y	(31,117)	(2,474)

Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from beneficial interest transactions:

Class A	(13,836,138)	(4,788,442)

Class B	(9,643,604)	15,000,170

Class C	548,199	4,420,733

Class Y	694,579	187,967

Net Assets

Total decrease	(28,026,799)	(16,849,169)

Beginning of period	339,676,530	356,525,699

End of period (including overdistributed net investment income of $35,046 and $42,207, respectively)	$311,649,731	$339,676,530

      See accompanying Notes to Financial Statements.

27 OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS
Class A Year Ended December 31,	2000	1999	1998	1997	1996

Per Share Operating Data

Net asset value, beginning of period	$9.97	$10.86	$10.97	$10.70	$10.98

Income (loss) from investment operations:

Net investment income	.73	.71	.71	.77	.78

Net realized and unrealized gain (loss)	(.18)	(.89)	(.11)	.27	(.28)

Total income (loss) from investment operations	.55	(.18)	.60	1.04	.50

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.73)	(.71)	(.71)	(.77)	(.75)

Tax return of capital	—	—	—	—	(.03)

Total dividends and/or distributions to shareholders	(.73)	(.71)	(.71)	(.77)	(.78)

Net asset value, end of period	$9.79	$9.97	$10.86	$10.97	$10.70

Total Return, at Net Asset Value[1]	5.80%	(1.65)%	5.61%	10.13%	4.87%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$202,833	$220,502	$246,668	$190,706	$193,515

Average net assets (in thousands)	$205,883	$251,190	$217,944	$187,458	$178,130

Ratios to average net assets:[2]

Net investment income	7.48%	6.88%	6.46%	7.20%	7.35%

Expenses	1.31%	1.24%	1.22%[3]	1.27%[3]	1.30%[3]

Portfolio turnover rate	255%	238%	67%	51%	54%

1.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.

2.	Annualized for periods of less than one full year.

3.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

28 OPPENHEIMER BOND FUND

Class B Year Ended December 31,	2000	1999	1998	1997	1996

Per Share Operating Data

Net asset value, beginning of period	$9.96	$10.86	$10.97	$10.69	$10.98

Income (loss) from investment operations:

Net investment income	.66	.63	.62	.69	.70

Net realized and unrealized gain (loss)	(.17)	(.90)	(.10)	.28	(.29)

Total income (loss) from investment operations	.49	(.27)	.52	.97	.41

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.66)	(.63)	(.63)	(.69)	(.67)

Tax return of capital	—	—	—	—	(.03)

Total dividends and/or distributions to shareholders	(.66)	(.63)	(.63)	(.69)	(.70)

Net asset value, end of period	$9.79	$9.96	$10.86	$10.97	$10.69

Total Return, at Net Asset Value[1]	5.11%	(2.48)%	4.81%	9.41%	3.99%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$83,637	$94,845	$88,061	$48,255	$38,826

Average net assets (in thousands)	$83,394	$95,285	$64,330	$41,439	$38,068

Ratios to average net assets:[2]

Net investment income	6.71%	6.13%	5.68%	6.42%	6.59%

Expenses	2.07%	1.99%	1.97%[3]	2.02%[3]	2.05%[3]

Portfolio turnover rate	255%	238%	67%	51%	54%

1.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.

2.	Annualized for periods of less than one full year.

3.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

      See accompanying Notes to Financial Statements.

29 OPPENHEIMER BOND FUND

FINANCIAL HIGHLIGHTS Continued
Class C Year Ended December 31,	2000	1999	1998	1997	1996

Per Share Operating Data

Net asset value, beginning of period	$9.97	$10.87	$10.98	$10.70	$10.99

Income (loss) from investment operations:

Net investment income	.66	.63	.62	.69	.70

Net realized and unrealized gain (loss)	(.17)	(.90)	(.10)	.28	(.29)

Total income (loss) from investment operations	.49	(.27)	.52	.97	.41

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.66)	(.63)	(.63)	(.69)	(.67)

Tax return of capital	—	—	—	—	(.03)

Total dividends and/or distributions to shareholders	(.66)	(.63)	(.63)	(.69)	(.70)

Net asset value, end of period	$9.80	$9.97	$10.87	$10.98	$10.70

Total Return, at Net Asset Value[1]	5.11%	(2.47)%	4.81%	9.39%	4.00%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$24,303	$24,143	$21,796	$9,188	$4,322

Average net assets (in thousands)	$22,605	$24,218	$15,198	$6,134	$3,404

Ratios to average net assets:[2]

Net investment income	6.71%	6.13%	5.66%	6.36%	6.60%

Expenses	2.07%	1.99%	1.96%[3]	2.02%[3]	2.05%[3]

Portfolio turnover rate	255%	238%	67%	51%	54%

1.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.

2.	Annualized for periods of less than one full year.

3.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

See accompanying Notes to Financial Statements.

30 OPPENHEIMER BOND FUND

Class Y Year Ended December 31	2000	1999	1998[1]

Per Share Operating Data

Net asset value, beginning of period	$9.95	$10.86	$10.88

Income (loss) from investment operations:

Net investment income	.85	.76	.49

Net realized and unrealized loss	(.18)	(.91)	(.02)

Total income (loss) from investment operations	.67	(.15)	.47

Dividends and/or distributions to shareholders:

Dividends from net investment income	(.84)	(.76)	(.49)

Net asset value, end of period	$9.78	$9.95	$10.86

Total Return, at Net Asset Value[2]	7.13%	(1.37)%	4.40%

Ratios/Supplemental Data

Net assets, end of period (in thousands)	$877	$186	$1

Average net assets (in thousands)	$340	$ 31	$1

Ratios to average net assets:[3]

Net investment income	7.92%	7.94%	6.84%

Expenses	0.83%	0.83%	0.74%[4]

Portfolio turnover rate	255%	238%	67%

1.	For the period from April 27, 1998 (inception of offering) to December 31, 1998.

2.	Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year.

3.	Annualized for periods of less than one full year.

4.	Expense ratio has not been grossed up to reflect the effect of expenses paid indirectly.

      See accompanying Notes to Financial Statements.

31 OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Bond Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek a high level of current income by investing mainly in debt instruments. The Fund’s investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

Securities Valuation.  Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term “money market type” debt securities with remaining maturities of sixty days or less are valued at amortize cost (which approximates market value).

Securities Purchased on a When-Issued Basis.  Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund’s net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of

32 OPPENHEIMER BOND FUND

December 31, 2000, the Fund had entered into outstanding net when-issued or forward commitments of $50,012,813.

      In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2000, securities with an aggregate market value of $31,075, representing 0.01% of the Fund’s net assets, were in default.

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

33 OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued

1. Significant Accounting Policies Continued

As of December 31, 2000, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring

2002	$2,246,311

2003	1,578,277

2004	2,411,327

2007	10,208,297

2008	15,303,133

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2000, amounts have been reclassified to reflect a decrease in paid-in capital of $106,131, a decrease in overdistributed net investment income of $8,719, and a decrease in accumulated net realized loss on investments of $97,412. Net assets of the Fund were unaffected by the reclassifications.

Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

Other.  Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is accreted over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

34 OPPENHEIMER BOND FUNDS

      The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $331,883 decrease to cost of securities and a corresponding $331,883 decrease in net unrealized depreciation, based on securities held as of December 31, 2000.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 31, 2000		Year Ended December 31, 1999

	Shares	Amount	Shares	Amount

Class A

Sold	5,364,030	$52,505,691	7,601,510	$79,476,026

Dividends and/or distributions reinvested	1,143,508	11,181,770	1,198,033	12,396,430

Redeemed	(7,922,476)	(77,523,599)	(9,387,618)	(96,660,898)

Net decrease	(1,414,938)	$(13,836,138)	(588,075)	$(4,788,442)

Class B

Sold	2,480,901	$24,274,682	4,714,675	$49,226,055

Dividends and/or distributions reinvested	393,278	3,845,596	402,538	4,154,699

Redeemed	(3,851,482)	(37,763,882)	(3,708,753)	(38,380,584)

Net increase (decrease)	(977,303)	$(9,643,604)	1,408,460	$15,000,170

Class C

Sold	1,110,309	$10,840,387	1,334,801	$13,962,276

Dividends and/or distributions reinvested	102,745	1,005,571	102,081	1,054,381

Redeemed	(1,154,175)	(11,297,759)	(1,021,671)	(10,595,924)

Net increase	58,879	$548,199	415,211	$4,420,733

Class Y

Sold	99,175	$970,113	18,627	$187,967

Redeemed	(28,221)	(275,534)	—	—

Net increase	70,954	$694,579	18,627	$187,967

35 OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2000, were $785,816,722 and $813,842,524, respectively.

As of December 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $363,441,558 was:

Gross unrealized appreciation	$8,026,966

Gross unrealized depreciation	(14,549,593)

Net unrealized depreciation	$(6,522,627)

4. Fees and Other Transactions with Affiliates

Management Fees.  Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion. The Fund’s management fee for the year ended December 31, 2000 was an annualized rate of 0.74%, before any waiver by the Manager if applicable.

Transfer Agent Fees.  OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an “at-cost” basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

Distribution and Service Plan Fees.  Under its General Distributor’s Agreement with the Manager, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

	Aggregate	Class A	Commissions	Commissions	Commissions
	Front-End	Front-End	on Class A	on Class B	on Class C
	Sales Charges	Sales Charges	Shares	Shares	Shares
	on Class A	Retained by	Advanced by	Advanced by	Advanced by
Year Ended	Shares	Distributor	Distributor[1]	Distributor[1]	Distributor[1]

December 31, 2000	$392,363	$114,454	$77,167	$621,176	$64,587

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

	Class A	Class B	Class C
	Contingent Deferred	Contingent Deferred	Contingent Deferred
	Sales Charges	Sales Charges	Sales Charges
Year Ended	Retained by Distributor	Retained by Distributor	Retained by Distributor

December 31, 2000	$5,711	$353,390	$8,040

36 OPPENHEIMER BOND FUND

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

Class A Service Plan Fees.  Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended December 31, 2000, payments under the Class A plan totaled $497,274 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $107,527 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

      The Distributor’s actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 2000, were as follows:

			Distributor's	Distributor's
			Aggregate	Aggregate
			Unreimbursed	Unreimbursed
	Total Payments	Amount Retained	Expenses	Expenses as % of
	Under Plan	by Distributor	Under Plan	Net Assets of Class

Class B Plan Class C Plan	$834,244 226,042	$694,422 70,533	$2,997,567 442,124	3.58% 1.82

37 OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued

5. Foreign Currency Contracts

      A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

6. Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly-based securities indices “financial futures” or debt securities “interest rate futures” in order to gain exposure to or to seek to protect against changes in market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.

38 OPPENHEIMER BOND FUND

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

As of December 31, 2000, the Fund had outstanding futures contracts as follows:

	Expiration	Number of	Valuation as of	Unrealized
Contract Description	Date	Contracts	December 31, 2000	Appreciation

Contracts to Purchase

U. S. Long Bond	3/21/01	150	$15,693,750	$122,656

U. S. Treasury Nts., 5 yr	3/21/01	34	3,521,125	2,656

U. S. Treasury Nts., 10 yr	3/21/01	35	3,670,078	103,633

				$228,945

7. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

39 OPPENHEIMER BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued

7. Option Activity Continued

Written option activity for the year ended December 31, 2000 was as follows:

		Put Options

	Number of	Amount of
	Options	Premiums

Options outstanding as of December 31, 1999	175	$176,859

Options written	405	246,719

Options closed or expired	(580)	(423,578)

Options outstanding as of December 31, 2000	—	$—

8. Illiquid or Restricted Securities

As of December 31, 2000, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2000 was $17,477,893, which represents 5.61% of the Fund’s net assets, of which $1,214 is considered restricted. Information concerning restricted securities is as follows:

			Valuation Per	Unrealized
	Acquisition	Cost	Unit as of	Appreciation
	Date	Per Unit	December 31, 2000	(Depreciation)

Stocks and Warrants Real Time Data Co. Wts., Exp. 5/31/04	6/30/99	$0.01	$0.01	$—

40 OPPENHEIMER BOND FUND

9. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

      The Fund had no borrowings outstanding during the year ended or at December 31, 2000.

41 OPPENHEIMER BOND FUND

INDEPENDENT AUDITORS’ REPORT

To the Board of Trustees and Shareholders of
Oppenheimer Bond Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Bond Fund, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Bond Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
January 23, 2001

42 OPPENHEIMER BOND FUND

FEDERAL INCOME TAX INFORMATION Unaudited

In early 2001 shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2000. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends paid by the Fund during the fiscal year ended December 31, 2000 which are not designated as capital gain distributions should be multiplied by 0.91% to arrive at the net amount eligible for the corporate dividend-received deduction.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

43 OPPENHEIMER BOND FUND

OPPENHEIMER BOND FUND

A Series of Oppenheimer Integrity Funds

Officers and Trustees	James C. Swain, Trustee and Chairman of the Board
Bridget A. Macaskill, President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
David P. Negri, Vice President
John S. Kowalik, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Custodian of Portfolio Securities	The Bank of New York

Independent Auditors	Deloitte Touche LLP

Legal Counsel	Myer, Swanson, Adams Wolf, P.C.

For more complete information about Oppenheimer Bond Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website, at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203

Copyright 2001 OppenheimerFunds, Inc. All rights reserved.

44 OPPENHEIMER BOND FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it’s automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website—we’re here to help.

Internet
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www.oppenheimerfunds.com

General Information
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET
1.800.525.7048

Telephone Transactions
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PhoneLink
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Telecommunications Device for the Deaf (TDD)
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1.800.843.4461

OppenheimerFunds Market Hotline
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104

Transfer and Shareholder Servicing Agent
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct
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Ticker Symbols Class A: OPIGX Class B: OIGBX Class C: OPBCX Class Y: N/A

1. At times this website may be inaccessible or its transaction feature may be unavailable.

RA0285.001.1200 March 1, 2001